UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2018

TE CONNECTIVITY LTD.

(Exact name of registrant as specified in its charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260

(Commission File Number)

Rheinstrasse 20

CH-8200 Schaffhausen

Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual General Meeting of Shareholders (“AGM”) of TE Connectivity Ltd. (the “Company” or “TE”) held on March 14, 2018, shareholders of the Company approved extending the term that options may be granted pursuant to the Tyco Electronics Limited Savings Related Share Plan (the “Plan”) for an indefinite period of time.

For additional information regarding approval of the Plan, see the Proxy Statement for the AGM filed with the Securities and Exchange Commission on January 19, 2018. The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the Plan, attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the AGM, shareholders voted on the agenda items described below.

Proxies for the AGM were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

A total of 312,106,409 registered shares (88.89% of 351,079,962 registered shares outstanding and entitled to vote as of February 22, 2018, the record date for the AGM) were present in person or by proxy, constituted a quorum for the transaction of business, and were voted at the AGM. The agenda items submitted at the AGM were passed as described below.  Percentages indicated below reflect the percentage of the total number of votes cast with respect to the proposal.

Agenda Item No. 1.   Election of twelve (12) directors:

1.1  Pierre R. Brondeau

A total of 293,448,230 shares (99.65%) were voted for and 1,016,216 shares (0.35%) were counted as voted against this director.  Additionally, there were 885,579 abstentions and 16,756,384 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.2  Terrence R. Curtin

A total of 294,186,294 shares (99.64%) were voted for and 1,055,651 shares (0.36%) were counted as voted against this director.  Additionally, there were 108,080 abstentions and 16,756,384 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.3  Carol A. (“John”) Davidson

A total of 293,391,262 shares (99.37%) were voted for and 1,854,638 shares (0.63%) were counted as voted against this director.  Additionally, there were 104,125 abstentions and 16,756,384 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.4  William A. Jeffrey

A total of 294,038,459 shares (99.59%) were voted for and 1,205,083 shares (0.41%) were counted as voted against this director.  Additionally, there were 106,483 abstentions and 16,756,384 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.5  Thomas J. Lynch

A total of 292,885,376 shares (99.20%) were voted for and 2,354,267 shares (0.80%) were counted as voted against this director.  Additionally, there were 110,382 abstentions and 16,756,384 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.6  Yong Nam

A total of 294,744,515 shares (99.83%) were voted for and 495,241 shares (0.17%) were counted as voted against this director.  Additionally, there were 110,269 abstentions and 16,756,384 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.7   Daniel J. Phelan

A total of 294,387,295 shares (99.71%) were voted for and 850,845 shares (0.29%) were counted as voted against this director.  Additionally, there were 111,885 abstentions and 16,756,384 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.8  Paula A. Sneed

A total of 295,059,318 shares (99.93%) were voted for and 193,150 shares (0.07%) were counted as voted against this director.  Additionally, there were 97,557 abstentions and 16,756,384 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.9  Abhijit Y. Talwalkar

A total of 293,938,725 shares (99.56%) were voted for and 1,298,441 shares (0.44%) were counted as voted against this director.  Additionally, there were 112,859 abstentions and 16,756,384 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.10  Mark C. Trudeau

A total of 287,188,088 shares (97.27%) were voted for and 8,054,451 shares (2.73%) were counted as voted against this director.  Additionally, there were 107,486 abstentions and 16,756,384 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.11  John C. Van Scoter

A total of 294,806,283 shares (99.85%) were voted for and 436,903 shares (0.15%) were counted as voted against this director.  Additionally, there were 106,839 abstentions and 16,756,384 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.12  Laura H. Wright

A total of 294,994,896 shares (99.91%) were voted for and 252,918 shares (0.09%) were counted as voted against this director.  Additionally, there were 102,211 abstentions and 16,756,384 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 2.   Election of Thomas J. Lynch as the Chairman of the Board of Directors:

A total of 292,402,349 shares (99.04%) were voted for and 2,831,794 shares (0.96%) were counted as voted against the election of Thomas J. Lynch as the Chairman of the Board of Directors.  Additionally, there were 115,882 abstentions and 16,756,384 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 3.   Election of the individual members of the Management Development and Compensation Committee:

3.1  Daniel J. Phelan

A total of 294,418,399 shares (99.74%) were voted for and 777,387 shares (0.26%) were counted as voted against the election of this director as a member of the Management Development and Compensation Committee.  Additionally, there were 154,239 abstentions and 16,756,384 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

3.2  Paula A. Sneed

A total of 294,999,026 shares (99.93%) were voted for and 207,139 shares (0.07%) were counted as voted against the election of this director as a member of the Management Development and Compensation

Committee.  Additionally, there were 143,860 abstentions and 16,756,384 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

3.3  John C. Van Scoter

A total of 294,839,846 shares (99.88%) were voted for and 364,323 shares (0.12%) were counted as voted against the election of this director as a member of the Management Development and Compensation Committee.  Additionally, there were 145,856 abstentions and 16,756,384 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 4.   Election of Dr. Rene Schwarzenbach, of Proxy Voting Services GmbH, or another individual representative of Proxy Voting Services GmbH if Dr. Schwarzenbach is unable to serve at the meeting, as the independent proxy at the Company’s 2019 annual general meeting of shareholders and also at any shareholder meeting that may be held prior to the 2019 annual general meeting:

A total of 311,687,050 shares (99.93%) were voted for and 226,826 shares (0.07%) were counted as voted against this proposal.  Additionally, there were 192,533 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 5.1.   Approval of the 2017 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 29, 2017, the consolidated financial statements for the fiscal year ended September 29, 2017 and the Swiss Compensation Report for the fiscal year ended September 29, 2017):

A total of 311,590,339 shares (99.95%) were voted for and 147,752 shares (0.05%) were counted as voted against this proposal.  Additionally, there were 368,318 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 5.2.   Approval of the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 29, 2017:

A total of 311,593,828 shares (99.96%) were voted for and 133,394 shares (0.04%) were counted as voted against this proposal.  Additionally, there were 379,187 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 5.3.   Approval of the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 29, 2017:

A total of 311,603,840 shares (99.96%) were voted for and 132,753 shares (0.04%) were counted as voted against this proposal.  Additionally, there were 369,816 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 6.   Release of the members of the Board of Directors and executive officers of TE for their activities during the fiscal year ended September 29, 2017:

A total of 293,048,984 shares (99.39%) were voted for and 1,786,842 shares (0.61%) were counted as voted against this proposal.  Additionally, there were 514,199 abstentions and 16,756,384 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 7.1.   Election of Deloitte & Touche LLP as TE’s independent registered public accounting firm for fiscal year 2018:

A total of 310,144,979 shares (99.41%) were voted for and 1,843,861 shares (0.59%) were counted as voted against this proposal.  Additionally, there were 117,569 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 7.2.   Election of Deloitte AG, Zurich, Switzerland, as TE’s Swiss registered auditor until the next annual general meeting of TE:

A total of 310,808,883 shares (99.62%) were voted for and 1,182,970 shares (0.38%) were counted as voted against this proposal.  Additionally, there were 114,556 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 7.3.   Election of PricewaterhouseCoopers AG, Zurich, Switzerland, as TE’s special auditor until the next annual general meeting of TE:

A total of 311,480,881 shares (99.84%) were voted for and 503,281 shares (0.16%) were counted as voted against this proposal.  Additionally, there were 122,247 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 8.   Advisory vote to approve named executive officer compensation:

A total of 275,739,596 shares (93.84%) were voted for and 18,113,357 shares (6.16%) were counted as voted against this proposal.  Additionally, there were 1,497,072 abstentions and 16,756,384 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 9.   Binding vote to approve fiscal year 2019 maximum aggregate compensation amount for executive management:

A total of 289,741,941 shares (98.58%) were voted for and 4,171,517 shares (1.42%) were counted as voted against this proposal.  Additionally, there were 1,436,567 abstentions and 16,756,384 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 10.   Binding vote to approve fiscal year 2019 maximum aggregate compensation amount for the Board of Directors:

A total of 293,682,067 shares (99.79%) were voted for and 620,060 shares (0.21%) were counted as voted against this proposal.  Additionally, there were 1,047,898 abstentions and 16,756,384 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 11.   Approval of the carryforward of unappropriated accumulated earnings at September 29, 2017:

A total of 311,698,831 shares (99.93%) were voted for and 217,499 shares (0.07%) were counted as voted against this proposal.  Additionally, there were 190,079 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 12.   Approval of a dividend payment to shareholders equal to $1.76 per issued share to be paid in four equal quarterly installments of $0.44 starting with the third fiscal quarter of 2018 and ending in the second fiscal quarter of 2019 pursuant to the terms of the dividend resolution:

A total of 311,887,363 shares (99.97%) were voted for and 107,830 shares (0.03%) were counted as voted against this proposal.  Additionally, there were 111,216 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 13.   Approval of an authorization related to TE’s share repurchase program:

A total of 226,600,317 shares (72.81%) were voted for and 84,606,748 shares (27.19%) were counted as voted against this proposal.  Additionally, there were 899,344 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 14.   Approval of a renewal of authorized capital and related amendment to the articles of association:

A total of 288,492,565 shares (92.50%) were voted for and 23,392,869 shares (7.50%) were counted as voted against this proposal.  Additionally, there were 220,975 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 15.   Approval of a term extension of the Tyco Electronics Limited Savings Related Share Plan:

A total of 291,010,214 shares (98.53%) were voted for and 4,339,811 shares (1.47%) were counted as voted against (including 4,188,180 votes cast against and 151,631 abstentions, which are treated as against votes) this proposal.  Additionally, there were 16,756,384 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 16.   Approval of any adjournments or postponements of the AGM:

A total of 200,384,800 shares (64.31%) were voted for and 111,214,700 shares (35.69%) were counted as voted against this proposal.  Additionally, there were 506,909 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Tyco Electronics Limited Savings Related Share Plan, as amended and restated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TE CONNECTIVITY LTD.

Date: March 14, 2018	By:	/s/ Harold G. Barksdale
Harold G. Barksdale
Corporate Secretary